UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 30, 2007
HEI, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota	55386

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(952) 443-2500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 30, 2007, HEI, Inc., a Minnesota corporation (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Smartrac Technology US Inc., a wholly-owned subsidiary of Dutch based Smartrac N.V. (“Purchaser”). Under the terms of the Asset Purchase Agreement, the Company agreed to sell to Purchaser substantially all the assets of the Company’s RFID division, including inventory, receivables, customer contracts and customer lists, and the Purchaser agreed to assume substantially all of the liabilities of the division, for $3.0 million in cash (the “Sale”). On August 31, 2007, the Company completed the Sale contemplated under the Asset Purchase Agreement and the Purchaser obtained operational control of the Company’s RFID Division.
Under the terms of the Asset Purchase Agreement, the Purchaser assumed the obligations of the Company’s Chanhassen Minnesota facility lease. The Asset Purchase Agreement also included a noncompetition agreement with terms that are customary for transactions of this type, size and scope.
As a result of this transaction, the Company expects to recognize a gain from the Sale in the 4th quarter of approximately $1.5 million, prior to any employee obligations, severance and other transaction-related costs. The Company used the proceeds from the Sale to pay down existing debt obligations.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposal of Asset
On August 31, 2007, the Company completed the Sale contemplated by the Asset Purchase Agreement, dated as of August 30, 2007, which is described in more detail in Item 1.01 above.
Item 8.01 Other Events
On August 31, 2007, the Company issued a press release announcing it has entered into the Asset Purchase Agreement and on September 4, 2007, the Company issued a press release announcing completion of the sale. The full text of these respective press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
     None
(b) Pro Forma Financial Information
     The following financial statements filed as Exhibit 99.3 hereto are incorporated herein by reference:

Exhibit 99.3
Page
HEI, Inc. — Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements Basis of Presentation	1

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 2, 2007	2

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 2, 2007	3

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 2, 2006	4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	5
(c) Exhibits

2.1	Asset Purchase Agreement, dated as of August 30, 2007, by and among the Company and Smartrac Technology US Inc. (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Commission upon request)

99.1	Press Release dated August 31, 2007

99.2	Press Release dated September 4, 2007

99.3	Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: September 6, 2007
By	/s/ Mark B. Thomas
Mark B. Thomas
Its: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of August 30, 2007, by and among the Company and Smartrac Technology US Inc. (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Commission upon request)

99.1	Press Release dated August 31, 2007

99.2	Press Release dated September 4, 2007

99.3	Pro Forma Financial Information

5